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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) July 3, 1997

                           Transworld HealthCare, Inc.
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             (Exact name of Registrant as specified in its charter)


                                    New York
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                 (State or other jurisdiction of incorporation)



         1-11570                                       13-3098275
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(Commission File Number)                   (I.R.S. Employer Identification No.)


        555 Madison Avenue, New York, New York                  10022
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       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (212) 750-0064


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         (Former name or former address, if changed since last report.)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


         On July 3, 1997, Transworld Healthcare (UK) Limited ("Transworld UK"), a wholly-owned subsidiary of Transworld HealthCare, Inc. ("Transworld") acquired all of the issued and outstanding shares of Allied Medicare Limited ("Allied") pursuant to an Agreement for Sale and Purchase dated July 1, 1997 between Transworld UK and Vanessa Rosamunde Wynn Griffiths and David Wynn Griffiths (the "Agreement") for a purchase price of 36.2 million pounds sterling, subject to adjustment as provided in the Agreement. The purchase price for the acquisition of Allied was paid using funds borrowed under Transworld's existing senior secured credit facility.

         Allied provides nursing and care giving services to homecare patients in the United Kingdom.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements of Business Acquired

         The required financial statements are not included in this filing. Transworld will file such required statements within the time period required by the rules and regulations of the Securities and Exchange Commission.

     (b) Pro Forma Financial Information.

         The required pro forma financials are not included in this filing. Transworld will file such required pro forma statements within the time period required by the rules and regulations of the Securities and Exchange Commission.

     (c) Exhibits.

         Agreement for Sale and Purchase of Allied Medicare Limited between Transworld Healthcare (UK) Limited and Vanessa Rosamunde Wynn Griffiths and David Wynn Griffiths dated July 1, 1997 is filed as Exhibit 2.1 hereto.


         Certain statements contained herein are forward-looking statements that have been made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties which may cause the actual results in the future periods or plans for future periods to differ materially from those described herein as anticipated, believed or estimated.


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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Transworld HealthCare, Inc.
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                                              (Registrant)


Date:  July 3, 1997               By:   /s/ Wayne A. Palladino
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                                         Wayne A. Palladino
                                         Senior Vice President and
                                         Chief Financial Officer


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                                EXHIBIT INDEX
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Exhibit
  No.                             Description
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 Ex-2.1  Agreement for Sale and Purchase of Allied Medicare Limited between
         Transworld Healthcare (UK) Limited and Vanessa Rosamunde Wynn Griffiths and David Wynn Griffiths dated July 1, 1997.